                                                                   HEI Exhibit 1



                                 $300,000,000

                      HAWAIIAN ELECTRIC INDUSTRIES, INC.

                          Medium-Term Notes, Series C

                            DISTRIBUTION AGREEMENT
                            ----------------------



                                                                  April 27, 1999



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          Hawaiian Electric Industries, Inc., a Hawaii corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series C (the "Securities") in an aggregate amount of up to $300,000,000 and confirms its agreement with each of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. (individually, an "Agent" and, collectively, together with any others who are subsequently appointed as agents pursuant to Section 2(d) hereof, the "Agents") with respect to such issuance and sale as set forth in this Agreement.

          Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Securities directly on its own behalf as provided in Section 2(b) hereof and to appoint additional Agents as provided in Section 2(d) hereof, the Company hereby agrees that Securities shall be sold exclusively to or through the Agents. This Agreement provides for both the sale of Securities by the Company to the Agents as principal for resale to investors and other purchasers and for the sale of Securities by the Company directly to investors (as may from time to time be agreed to by the Company and the Agents), in which case the Agents shall act as agents of the Company in soliciting offers for the purchase of Securities, subject to the Company's right to solicit, sell and accept offers to purchase Securities directly on its own behalf as provided in Section 2(b) hereof. The Agents shall not have any obligation to purchase Securities from the Company as principal. Any such purchase of Securities as principal shall be made in accordance with Section 2(a) hereof.

          The Securities shall be issued under an indenture, dated as of October 15, 1988, between the Company and Citibank, N.A., as trustee (the "Trustee"), as previously supplemented, and as to be further supplemented by a Second Supplemental Indenture dated as of April 1, 1999 (such indenture, as so supplemented, being hereinafter referred to as the "Indenture"). The Securities shall have the maturity dates (between nine months and thirty years from date of issue), interest rates, if any, redemption and repayment provisions and other terms as set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities shall be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

          1. The Company represents and warrants to, and agrees with, each Agent that as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Securities (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Securities (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Time of Delivery"), and as of any time that the Registration Statements (as hereinafter defined) or the Prospectus (as hereinafter defined) shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto) or otherwise in writing by the Company to the Agents on or before a Representation Date:

               (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 33-58820), which registration statement, as amended (the "1993 Registration Statement"), has been declared effective by the Commission for the registration of various securities under the Securities Act of 1933, as amended (the "Act"), of which $6,000,000 aggregate principal amount remains unissued and unsold. The Company (and affiliated entities) have also filed with the Commission a registration statement on Form S-3 (Registration Nos. 33-18809, 33-18809-01, 33-18809-02, 33-18809-03
     and 33-18809-04), which registration statement, as amended (the "1996 Registration Statement"), has been declared effective by the Commission, for the registration of various securities under the Act, of which $200,000,000 aggregate principal amount/offering price remains unissued and unsold. The Company has also filed with the Commission a registration statement on Form S-3 (Registration No. 333-73225) (the "1999 Registration Statement") for the registration of $94,000,000 aggregate principal amount of, and the redesignation of $206,000,000 aggregate principal amount/offering price of securities remaining unissued and unsold under the 1993 Registration Statement and the 1996 Registration Statement as, Securities under the Act and the offering thereof from time to time pursuant to Rule

     415 promulgated by the Commission under the Act. The 1999 Registration Statement has been declared effective by the Commission. The 1993 Registration Statement, the 1996 Registration Statement and the 1999 Registration Statement and the combined prospectus constituting a part of the 1999 Registration Statement and relating, pursuant to Rule 429 promulgated by the Commission under the Act, to $300,000,000 aggregate principal amount of Securities, and any Pricing Supplement relating to a particular issuance of the Securities (each, a "Pricing Supplement"), including all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act, in each case, as from time to time amended or supplemented, are referred to herein as the "Registration Statements" and the "Prospectus," respectively, except that if any revised prospectus is provided to the Agents by the Company for use in connection with the offering of the Securities that is not required to be filed by the Company pursuant to Rule 424(b) promulgated by the Commission under the Act, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to an Agent for such use. As used in this Agreement, the terms "amendment" or "supplement" when applied to the Registration Statements or the Prospectus shall be deemed to include the filing by the Company with the Commission of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date hereof that is or is deemed to be incorporated therein by reference.

               (b) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission under the Exchange Act, conformed and will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of such documents contained or will contain at such time an untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (c) No stop order suspending the effectiveness of any of the Registration Statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Registration Statements, as of the Effective Date, conformed or will conform in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission promulgated thereunder and, as of the Effective Date, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of its original issue date, as of the date of any filing of a Pricing Supplement thereto pursuant to Rule 424(b) promulgated by the Commission under the Act and as of the date of any other amendment or supplement thereto (each, an "Issue Date"), conforms or will conform in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and, as of such respective dates, does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation
                                     --------  -------
     and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus (it being agreed that, for purposes of this subsection (c) and Section 7 hereof, the only information so furnished by any Agent as of the date hereof consists of the sixth, seventh and eighth paragraphs under "Plan of Distribution" therein). As used herein, with respect to each of the Registration Statements, the term "Effective Date" means, as of a specified time, the later of (i) the date that such Registration Statement or the most recent post-effective amendment thereto was or is declared effective by the Commission under the Act and (ii) the date that the Company's Annual Report on Form 10-K for its most recently completed fiscal year is filed with the Commission under the Exchange Act.

               (d) Otherwise than as set forth in or contemplated by the Prospectus, neither the Company nor any Subsidiaries (as hereinafter defined) has sustained since the date of the most recent audited financial statements incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statements and the Prospectus, there has not been any change in the capital stock of the Company or any Significant Subsidiary (as hereinafter defined) (except for (i) issuances of capital stock of the Company pursuant to dividend reinvestment, stock purchase, stock option, director or employee benefit plans, (ii) issuances of capital stock (x) by Hawaiian Electric Company, Inc. ("HECO") or its subsidiaries that have been approved by the Public Utilities Commission of the State of Hawaii, (y) by any other Significant Subsidiary to the Company or any Subsidiary or (z) that have been disclosed in writing to the Agents and (iii) redemptions by HECO, Hawaii Electric Light Company, Inc. ("HELCO") and Maui Electric Company, Limited ("MECO") of their respective preferred stock in accordance with the terms thereof), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth in or
     ---
     contemplated by the Prospectus.

               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Hawaii, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; the Company does not itself conduct any business or own or lease any property in any jurisdiction outside the State of Hawaii that would require it to qualify to do business as a foreign corporation and where the failure to be so qualified would subject the Company to any material liability or disability. Each Significant Subsidiary of the Company, other than American Savings Bank, F.S.B. ("ASB"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. As used in this Agreement, the term "Subsidiary" means each corporation, at least a majority of the outstanding voting stock of which is owned by the Company, by one or more Subsidiaries or by the Company and one or more Subsidiaries.

               (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable; and all of such shares, other than shares of preferred stock (including the existing preferred stock of HECO and its subsidiaries) are owned directly or indirectly by the Company, free and clear of any liens, encumbrances or security interests, except as described in the Prospectus.

               (g) The Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law); the Securities have been duly authorized by the Company for issuance, offer and sale pursuant to this Agreement and, when duly executed, authenticated, issued and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, the Securities will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law); the Securities and the Indenture will conform in all material respects to all statements relating thereto contained in the Prospectus; and the Securities will be entitled to the benefits provided by the Indenture.

               (h) The issuance and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement, and the consummation of the transactions contemplated herein and therein do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the imposition of a lien or security interest under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the property or assets used in the conduct of the business of the Company or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the articles of incorporation or the by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement or the Indenture or in connection with the issuance and sale of the Securities hereunder, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act, the Trust Indenture Act or otherwise and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws, as the case may be.

               (i) Other than as set forth in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is a party or to which any property of the Company or any Subsidiary is the subject that is reasonably expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole.

               (j) Immediately after any sale of Securities by the Company hereunder, the aggregate amount of Securities that has been issued and sold by the Company hereunder will not exceed the aggregate principal amount of Securities registered under the 1999 Registration Statement (in this regard, the Company acknowledges and agrees that the Agents shall have no responsibility for maintaining records with respect to the aggregate principal amount of Securities sold, or of otherwise monitoring the availability of Securities for sale, under the 1999 Registration Statement).

               (k) ASB has been duly formed and is validly existing as a federal savings bank duly chartered and in good standing under the laws of the United States; and, since the respective dates as of which information is given in the Prospectus, there have not been any increases in total non-accruing loans or the provision for loan losses of ASB and its subsidiaries, which increase or increases, individually or in the aggregate, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole.
                 ---

               (l) The Company and each of HECO, HELCO, MECO, and (to the extent they are Subsidiaries of the Company at any time relevant hereunder), HEI Diversified Inc., ASB and HEI Power Corp. (each, a "Significant Subsidiary") have all requisite power and authority, and possess all necessary authorizations, approvals, orders, licenses, franchises, certificates and permits of and from, and to the extent required by law are duly registered with, all governmental and regulatory officials, commissions, departments and bodies in, and are in compliance with all applicable laws, rules and regulations of or under, each jurisdiction in which any of them owns properties or assets or conducts any business as described in the Prospectus, where the failure to possess such authorization, approval, order, license, franchise, certificate or permit, or where the failure so to register or so to comply, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole; each such authorization, approval, order, license, franchise, certificate and permit is valid and in full force and effect, and there is no proceeding pending or, to the Company's knowledge, threatened that may lead to the revocation, termination, suspension or non-renewal of any such authorization, approval, order, license, franchise, certificate or permit; the Company and Significant Subsidiaries have taken appropriate action to maintain in effect or renew each such authorization, approval, order, license, franchise, certificate or permit; the Company and Significant Subsidiaries own, or possess adequate rights to use, all patents, trademarks, service marks and rights necessary for or material to the conduct of their respective business as described in the Prospectus; and the Company and Significant Subsidiaries possess adequate easements, rights-of-way and other rights to use of land not owned by the Company and Significant Subsidiaries, with such exceptions and defects as are described in the Prospectus or as do not materially interfere with the use made of such land by the Company and Significant Subsidiaries or as do not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole.

               (m) The Company and HECO are holding companies within the meaning of the Public Utility Holding Company Act of 1935, as amended; however, by virtue of having filed an appropriate application under the provisions of Section 3(a) of such Act, the Company and HECO are exempt from all of the provisions of such Act, except Section 9(a)(2) thereof, and will remain so exempt, subject to future timely filing of annual exemption statements and such filings as are required by Section 33 of such Act with respect to interests of the Company or any of the Subsidiaries in any foreign utility company, unless and except insofar as the Commission finds such exemption detrimental to the public interest or the interest of investors or consumers.

               (n) Neither the Company nor HEI Investment Corp. ("HEIIC") is an "investment company", nor is either, nor upon issuance of the Securities will either become, "controlled" by an "investment company", in each case within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

               (o) This Agreement has been duly authorized, executed and delivered by the Company.

               (p) The accountants who have audited the consolidated financial statements of the Company that are incorporated by reference into the Prospectus are independent certified public accountants as required by the Act and the rules and regulations of the Commission promulgated thereunder.

               (q) The Medium-Term Note Program under which the Securities are issued (the "Program") is rated Baa2 by Moody's Investors Service, Inc., BBB by Standard & Poor's Ratings Service or such other rating as to which the Company has most recently notified the Agents pursuant to Section 4(a) hereof.

          Any certificate signed by any officer of the Company and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Securities to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company to such Agent or Agents as to the matters covered thereby on the date of such certificate.

          2. (a) If agreed to by an Agent and the Company, Securities shall be purchased by such Agent as principal. Such purchases shall be made in accordance with terms agreed upon by such Agent and the Company (which terms, unless otherwise agreed to, shall, to the extent applicable, include those terms specified in Annex I hereto and be agreed upon orally, with written confirmation prepared by such Agent and delivered to the Company). Any Agent's commitment to purchase Securities as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Securities by an Agent as principal, unless otherwise agreed, shall be at a discount from the principal amount of each such Security equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Securities purchased as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers and dealers. At the time of each purchase of Securities from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the Stand-Off Agreement (as defined in Section 4(f) hereof), officer's certificate, opinions of counsel and comfort letter pursuant to Sections 4(f), 6(b), 6(c), 6(d) and 6(g) hereof.


If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Securities from the Company as principal, severally and not jointly as set forth in such agreement, and one or more of such Agents fails at the Time of Delivery to purchase the Securities that it or they are obligated to purchase (the "Defaulted Securities"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements have not been completed within such 24-hour period, then:


          (i) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be so purchased by all of such Agents at the Time of Delivery, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

          (ii) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be so purchased by all of such Agents at the Time of Delivery, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default pursuant to this Section 2(a). In the event of any such default pursuant to this Section 2(a) that does not result in a termination of such agreement, each of the nondefaulting Agents and the Company shall have the right to postpone the Time of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statements or the Prospectus or in any other documents or arrangements.

          (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as agent of the Company, upon receipt of instructions from the Company, shall use its reasonable efforts to solicit offers for the purchase of Securities upon the terms set forth in the Prospectus. Unless otherwise agreed upon by the Company and an Agent, all Securities sold through such Agent as agent shall be sold at 100% of their principal amount.
The Company reserves the right to sell, and may solicit and accept offers to purchase, the Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission shall be payable with respect to such sale.

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents shall suspend solicitation of offers for the purchase of Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

          Each Agent, in soliciting offers for the purchase of Securities from the Company as agent and in performing the other obligations of an Agent hereunder, is acting solely as agent for the Company and not as principal. Such Agent will communicate to the Company, orally, each offer for the purchase of Securities solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Securities, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Securities, in whole or in part. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by it on an agency basis and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company defaults on its obligation to deliver Securities to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and
(ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would otherwise be entitled absent such default.

          The Company agrees to pay each Agent a commission (which may be in the form of a discount), at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the applicable percentage of the principal amount of such Security sold as set forth in Schedule A hereto.

          (c) The purchase price, interest rate or formula, maturity date and other terms of the Securities (as applicable) specified in Annex I hereto shall be agreed upon by the Company and such Agent and set forth in the applicable Pricing Supplement to be prepared in connection with each sale of Securities. Except as may be otherwise provided in the applicable Pricing Supplement, the Securities shall be issued in denominations of $1,000 or any larger amount that is an integral multiple of $1,000.

          Procedural details relating to the issue and delivery of Securities, the solicitation of offers for the purchase of Securities and the payment in each case therefor shall be as set forth in the Administrative Procedures attached hereto as Annex II as they may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedures"). Each Agent and the Company agree to perform their respective duties and obligations specifically provided to be performed by them in the Administrative Procedures. The Company will furnish to the Trustee a copy of the Administrative Procedures as from time to time in effect.

          (d) The Company may appoint additional agents in connection with the offering and sale of the Securities from time to time or in connection with a single offering and sale of the Securities, whether as agent or principal, provided that, in any such case, the Company gives the Agents at least five (5) days' prior notice of such appointment and any such additional agent enters into an agreement with the Company making such additional agent an Agent under this Agreement with respect to such offering and sale of the Securities from time to time or solely for the purpose of such single offering and sale of the Securities, as the case may be.

          3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Winthrop, Stimson, Putnam & Roberts. in New York, New York at 10:00 a.m., New York time, or at such other places or times as the parties agree, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date of any agreement by the Agents to purchase Securities, as principal, or on which solicitation of offers for the purchase of Securities is commenced by the Agents, as agents (such time and date being referred to herein as the "Commencement Date").

          4.  The Company covenants and agrees with each Agent as follows:

          (a)(i) To make no amendment or supplement to the Registration Statements or the Prospectus (A) prior to the Commencement Date that is reasonably disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of an agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery that is reasonably disapproved by any Agent so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) promulgated by the Commission under the Act within the time period required thereby; (iii) to make no amendment or supplement to the Registration Statements or the Prospectus (other than any Pricing Supplement and any document filed under the Exchange Act (provided that the Company furnishes such documents to the Agents at or before the time they are filed with the Commission and, in the case of Current Reports on Form 8-K, the Company notifies the Agents (or Agents' counsel) a reasonable time in advance of filing such documents with the Commission)) at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required under the Act or under the blue sky or securities laws of any jurisdiction in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to any of the Registration Statements has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amendment or supplement of any of the Registration Statements or the Prospectus or for additional information or of any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Securities) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as such Agent may reasonably request to cooperate with such Agent in the qualification of the Securities for offering and sale under the blue sky or securities laws of such jurisdictions within the United States of America and its territories as such Agent may request and to use its best efforts to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company
                 --------  -------
     shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish such Agent with copies of the Registration Statements and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto other than any Pricing Supplement (except as provided in the Administrative Procedures), in the form in which it is filed with the Commission pursuant to the Act or Rule 424(b) promulgated by the Commission under the Act, both in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required under the Act or under the blue sky or securities laws of any jurisdiction at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it is necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitations of offers to purchase

     Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company decides to amend or supplement any of the Registration Statements or the Prospectus as then amended or supplemented, to advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to any of the Registration Statements or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if
                                                      --------  -------
     during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

               (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the registration statement (as defined in Rule 158(c) promulgated by the Commission under the Act), an earning statement of the Company and the Subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission promulgated thereunder (including, the option of the Company to file periodic reports in order to make generally available such earning statement, to the extent that it is required to file such reports under
     Section 13 or Section 15(d) of the Exchange Act, pursuant to Rule 158 promulgated by the Commission under the Act);

               (e) So long as any Securities are outstanding, to furnish to such Agent (in paper or electronic format) copies of all publicly available reports or other communications (financial or other) furnished generally to stockholders and filed with the Commission pursuant to the Exchange Act, and deliver to such Agent (i) promptly after they are available, copies of any publicly available reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional publicly available information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

               (f) That, if specified by an Agent in connection with a purchase as principal, from the date of any agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent (each, a "Stand-Off Agreement");

               (g) That each acceptance by the Company of an offer for the purchase of Securities and each delivery of Securities (including in each case any purchase by such Agent as principal) shall be deemed to be (i) an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such delivery, as the case may be, as though made at and as of each such date, except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto) or otherwise in writing by the Company to the Agents on or before said date of acceptance or date of delivery, as the case may be, and (ii) an undertaking that the Company will advise such Agent if any of such representations and warranties will not be true and correct as of the settlement date for the Securities relating to such acceptance or as of the date of such delivery relating to such sale, as the case may be, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented relating to such Securities);

               (h) That reasonably in advance of each time that any of the Registration Statements or the Prospectus is amended or supplemented (other than by a Pricing Supplement or, unless reasonably requested by the Agents within 30 days of the filing thereof with the Commission, a Current Report on Form 8-K), including by means of an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into the Prospectus, except in either case during periods in which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof (it being understood that the Company may not resume such solicitation until this provision is complied with) or except as an Agent otherwise elects, and each time the Company sells Securities to such Agent as principal pursuant to an agreement to purchase Securities as principal and such agreement specifies the delivery of an opinion or opinions by Winthrop, Stimson, Putnam & Roberts (or other counsel selected by the Agents), counsel to the Agents, as a condition to the purchase of Securities pursuant to such agreement, the Company shall as soon as practicable thereafter furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in
     Section 6(b) hereof;

               (i) That each time any of the Registration Statements or the Prospectus is amended or supplemented (other than by a Pricing Supplement or, unless reasonably requested by the Agents within 30 days of the filing thereof with the Commission, a Current Report on Form 8-K), including by means of an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into the Prospectus, except in either case during periods in which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof (it being understood that the Company may not resume such solicitation until this provision is complied with) or except as an Agent otherwise elects, and each time the Company sells Securities to such Agent as principal pursuant to an agreement to purchase Securities as principal and such agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such agreement, the Company shall as soon as practicable thereafter furnish or cause to be furnished forthwith to such Agent a written opinion of Goodsill Anderson Quinn & Stifel (or other counsel satisfactory to the Agents), counsel for the Company, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof that was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statements and the Prospectus as amended and supplemented to such date;

               (j) That each time any of the Registration Statements or the Prospectus is amended or supplemented, including by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, except in either case during periods in which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof (it being understood that the Company may not resume such solicitation until this provision is complied with) or except as an Agent otherwise elects, and each time the Company sells Securities to such Agent as principal pursuant to an agreement to purchase Securities as principal and such agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such agreement, the Company shall as soon as practicable thereafter cause the independent certified public accountants who have audited the financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statements forthwith to furnish to such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statements and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter;

     provided, however, that, with respect to any financial information or other
     --------  -------
     matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matters made in the letter referred to in Section 6(d) hereof that was last furnished to such Agent;

               (k) That each time any of the Registration Statements or the Prospectus is amended or supplemented (other than by a Pricing Supplement or, unless reasonably requested by the Agents within 30 days of the filing thereof with the Commission, a Current Report on Form 8-K), including by means of an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into the Prospectus, except in either case during periods in which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof (it being understood that the

     Company may not resume such solicitation until this provision is complied with) or except as an Agent otherwise elects, and each time the Company sells Securities to such Agent as principal and the applicable agreement to purchase Securities as principal specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such agreement, the Company shall as soon as practicable thereafter furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as is reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(g) hereof that was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(g) but modified to relate to the Registration Statements and the Prospectus as amended and supplemented to such date; and

               (l) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedures, any condition set forth in Section 6(a), 6(e) or 6(f) hereof has not been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments referred to therein of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(f), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(f) on behalf of any such person).

          5. The Company covenants and agrees with each Agent that the Company shall pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the preparation, printing and filing of the Registration Statements, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the Program, any opinions to be rendered by such counsel hereunder and ongoing services in connection with the transactions contemplated hereunder including advice and services in connection with purchases by the Agents or any Agent pursuant to Section 2(a) hereof; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any other agreement to purchase Securities as principal, the Indenture, any blue sky survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses (not to exceed an aggregate of $7,500 for all sales hereunder) in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the blue sky survey;
(v) any fees charged by securities rating services for rating the Securities;
(vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any

Trustee and any agent of a Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with the Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved in advance by the Company; (x) the Agents' reasonable out-of-pocket expenses incurred in connection with the transactions contemplated hereunder; (xi) the cost of providing any CUSIP or other identification numbers for the Securities; (xii) the fees and expenses of any depositary and any nominees thereof in connection with the Securities; and (xiii) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section. Except as provided in this Section 5 and in Sections 7 and 2(b) hereof, each Agent shall pay all other expenses it incurs.

          6. The obligation of any Agent, as agent of the Company, at any time (each, a "Solicitation Time") to solicit offers to purchase Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any agreement, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(k) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended and supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) promulgated by the Commission under the Act within the applicable time period prescribed for such filing by the rules and regulations promulgated by the Commission under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of any of the Registration Statements shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

               (b) Winthrop, Stimson, Putnam & Roberts, counsel to the Agents, or other counsel selected by the Agents and reasonably satisfactory to the Company, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to this Agreement, the validity of the Indenture and the Securities, the Registration Statements, the Prospectus as amended or supplemented, and other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, but excluding dates in periods in which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions that were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statements and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Goodsill Anderson Quinn & Stifel, counsel for the Company, or other counsel selected by the Company and reasonably satisfactory to the Agents, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, but excluding dates in periods in which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof, in form and substance satisfactory to such Agent, to the effect that:

                    (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Hawaii, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                    (ii) the Company has an authorized equity capitalization as set forth in the Prospectus as amended or supplemented and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                    (iii) to such counsel's knowledge, the Company does not itself conduct any business or own or lease any property in any jurisdiction outside the State of Hawaii that would require it to qualify to do business as a foreign corporation and where the failure to be so qualified would subject the Company to any material liability or disability;

                    (iv) each Significant Subsidiary, other than ASB, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; ASB has been duly formed and is duly chartered as a federal savings bank under the laws of the Untied States; all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable; and, to such counsel's knowledge, all of such shares, other than shares of preferred stock (including the existing preferred stock of HECO and its subsidiaries), are owned directly or indirectly by the Company, free and clear of any perfected encumbrance or security interest or any other encumbrance, claim or equity, and with such exceptions as are described in the Prospectus as amended or supplemented or as are otherwise disclosed to the Agents;

                    (v) the Company and HECO are holding companies within the meaning of the Public Utility Holding Company Act of 1935; however, by virtue of having filed an appropriate application under the provisions of Section 3(a) of such Act, the Company and HECO are exempt from all of the provisions of such Act except Section 9(a)(2) thereof, and will remain so exempt, subject to the future timely filings of annual exemption statements and such filings as are required by Section 33 of such Act with respect to interests of the Company or the Subsidiaries
                                                               ---
          in any foreign utility company, unless and except insofar as the Commission finds such exemption detrimental to the public interest or the interest of investors or consumers;

                    (vi) except as indicated in the Prospectus as amended or supplemented, to such counsel's knowledge, (a) neither the Company nor any Significant Subsidiary is engaged in, or threatened with, any litigation, and (b) there are no proceedings, or any proceedings threatened, with respect to the Company or any Significant Subsidiary or their property, that, in the case of either clause (a) or (b) above, such counsel (or other counsel as to litigation or proceedings that are not principally handled by their firm) has concluded is reasonably expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole;
              ---

                    (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                    (viii) the Securities have been duly authorized by the Company for issuance, offer and sale pursuant to the provisions of this Agreement and, when duly executed, authenticated, issued and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law) and will be entitled to the benefits provided by the Indenture; and the Indenture and the Securities conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

                    (ix) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the Trust Indenture Act;

                    (x) the issuance and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the material property or assets of the Company or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except that such counsel need not express an opinion with respect to compliance with state securities or blue sky laws in connection with the solicitation by the Agents of offers for the purchase of Securities from the Company, with any resulting purchases of Securities and with any purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                    (xi) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issuance and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained or made under the Act and the Trust Indenture Act or otherwise and such consent, approvals, authorizations, registrations, or qualifications as may be required under state securities or blue sky laws in connection with the solicitation by the Agents of offers for the purchase of Securities from the Company, with any resulting purchases of Securities and with any purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                    (xii) neither the Company nor HEIIC is an "investment company", nor is either "controlled" by an "investment company", in each case within the meaning of the 1940 Act;

                    (xiii) the documents incorporated by reference in the Prospectus as amended or supplemented, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder; and nothing has come to the attention of such counsel that causes them to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the documents were so filed, not misleading; and

                    (xiv) the Registration Statements, as of the Effective Date, and the Prospectus, as of its Issue Date, comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder; to such counsel's knowledge, each of the Registration Statements has been declared, and as of the date of such opinion is, effective under the Act and no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the Act; nothing has come to the attention of such counsel that causes them to believe that the Registration Statements, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its Issue Date and as of the date of such opinion, the Prospectus (as most recently amended and supplemented), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to any of the Registration Statements or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in any of the Registration Statements or the Prospectus as amended or supplemented that are not filed or incorporated by reference or described as required.


               In rendering such opinion, (A) such counsel may state that it is expressing an opinion only as to the federal laws of the United States and, the laws of the State of Hawaii and the laws of the State of New York, (B) such counsel may rely, as to matters involving the application of the laws of the State of New York, upon the opinion or opinions of counsel for the Agents, (C) such counsel may rely, as to matters of good standing and valid existence and as to matters of fact, upon certificates of government officials (provided that copies of such certificates will be furnished to counsel for the Agents), (D) such counsel may rely, as to matters of fact, upon certificates and representations of officers and employees of the Company (provided that copies of such certificates will be furnished to counsel for the Agents upon its reasonable request), (E) such counsel may rely, with respect to matters involving litigation or proceedings not principally handled by such counsel's firm, upon opinions and information upon which such counsel has been permitted to rely by other counsel representing the Company in such litigation or proceedings (provided that copies of such opinions are delivered to counsel for the Agents, other than opinions of counsel who do not consent to such delivery if, in such case, the Company makes such counsel reasonably available to discuss such litigation or proceedings with counsel for the Agents), (F) for purposes of the opinion expressed in paragraph (vi) above, "material" shall mean $15,000,000, (G) such counsel may state that it has not been requested to, and does not, express any opinion with respect to the financial statements and notes thereto and the schedules and other financial and statistical data and information included or incorporated by reference in the Registration Statements and the Prospectus, (H) such counsel may state, with respect to the matters set forth in paragraphs (xiii) and (xiv) above, that they have not independently verified and assume no responsibility for the accuracy, completeness or fairness of the statements in the Registration Statements or the Prospectus or in any document incorporated by reference therein, except insofar as such statements relate to such counsel or as set forth in paragraph (viii) above, (I) such counsel may state that, whenever such opinion is qualified by the phrases "known to such counsel," "to the best of our knowledge," "to our knowledge" or "nothing has come to our attention," or other phrases of similar import, such phrases are intended to mean the actual knowledge of information by the lawyers in such counsel's firm who have been principally involved in drafting the Prospectus and supervising the issuance, sale and delivery of the Securities and preparing the pertinent documents and the lawyers having supervisory responsibility for the client relationship with the Company and general transaction representation, but does not include other information that might be revealed if there were to be undertaken a canvass of all lawyers in such counsel's firm, a general search of all files or any other type of independent investigation (other than, with respect to the matters set forth in paragraph (vi) above, such review of internal litigation files or inquiries of other counsel as such counsel deems necessary), and (J) such counsel may include therein such other customary qualifications reasonably acceptable to the Agents and counsel for the Agents;


               (d) Not later than 10:00 A.M., New York City time, on the Commencement Date, and not later than 10:00 A.M., New York City time, on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, but excluding dates in periods during which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof, the independent certified public accountants who have audited the financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statements shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

               (e) (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented or since the date of any agreement of any Agent to purchase Securities as principal there shall not have been any change in the capital stock of the Company or any Subsidiary (except for (i) issuances of capital stock of the Company pursuant to dividend reinvestment, stock purchase, stock option, director or employee benefit plans, (ii) issuances of capital stock (x) by Hawaiian Electric Company, Inc. ("HECO") or its subsidiaries that have been approved by the Public Utilities Commission of the State of Hawaii, (y) by any other Significant Subsidiary to the Company or any Subsidiary or (z) that have been disclosed in writing to the Agents and (iii) redemptions by HECO, Hawaii Electric Light Company, Inc. ("HELCO") and Maui Electric Company, Limited ("MECO") of their respective preferred stock in accordance with the terms thereof), or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers for the purchase of Securities from the Company or the purchase by such Agent of such Securities from the Company as principal, as the case may be;

               (f) There shall not have occurred (and be continuing in the case of occurrences under clause (i) and (ii) below) any of the following: (i) a suspension or material limitation in trading in securities of the Company or in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Hawaii declared by either federal or New York or Hawaii State authorities; (iii) after an Agent has agreed to purchase Securities from the Company as principal, any material adverse change in the financial markets in the United States, any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or any change or development involving a prospective change in national or international political, financial or economic conditions, if the effect of any such event specified in this clause (iii) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the purchase of such Securities from the Company as principal; or (iv) after an Agent has agreed to purchase Securities from the Company as principal, any downgrading in the rating accorded the Program or the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) promulgated under the Act, or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any of the Company's debt securities; and

               (g) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, but excluding dates in periods during which the Company has suspended solicitation of offers pursuant to Section 2(b) hereof, in such form and executed by such officers of the Company as are reasonably satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsection (a) of this Section 6, and as to such other matters as such Agent may reasonably request.

          7. (a) The Company shall indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the Act and Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Agent or such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any of the Registration Statements, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of the

Company, and shall reimburse such Agent or such person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that
                                                        --------  -------
the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of the Registration Statements, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and provided, further, that the Company shall not be required to reimburse any
    --------  -------
Agent or such person for fees and expenses of counsel other than one counsel for all Agents and one counsel for all Agents in each jurisdiction in which proceedings are or are threatened to be brought or of which matters of law are or may be at issue, unless and to the extent that there are actual or potential conflicts of interest between or among Agents or defenses available to one or more Agents that are not available to other Agents; and provided, further, that
                                                        --------  -------
the indemnification contained in this Section 7(a) with respect to the Prospectus shall not inure to the benefit of any Agent (or to the benefit of any person controlling such Agent) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities, or arrangement thereof, by such Agent to any person if the Company has established that a copy of the most recent Prospectus (excluding documents incorporated by reference) has not been delivered or sent to such person within the time required by the Act and the rules and regulations of the Commission promulgated thereunder, provided that the Company has delivered such Prospectus to such Agent in requisite quantity on a timely basis to permit such delivery or sending.


          (b) Each Agent shall indemnify and hold harmless the Company, each of the directors and each of the officers of the Company who signed any of the Registration Statements, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors, such officers or such persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any of the Registration Statements, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of such Agent, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of the Registration Statements, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and shall reimburse the Company, such directors, such officers or such persons for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under Section 7(a) or (b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or (b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party unless and only to the extent that such indemnifying party is prejudiced by such omission nor relieve it from any liability that it may have to any indemnified party otherwise than under Section 7(a) or (b) hereof. In case any such action is brought against any indemnified party and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 7(a) or (b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party has requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a) or Section 7(b) hereof, as the case may be, effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,
(ii) such indemnifying party has received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party has not reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c) above and such indemnifying party was prejudiced by such omission, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this Section 7(e) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint. The obligations of the Company and the Agents under this Section 7 shall be in addition to any liability that the Company and the Agents may otherwise have. For purposes of this Section 7(e), each person, if any, who controls an Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such agent, and each director of the Company, each officer of the Company who signed any of the Registration Statements, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

          8. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          9. The provisions of the Agreement relating to the solicitation of offers for the purchase of Securities from the Company may be suspended or terminated at any time by the

Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (a) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (b) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party that have previously accrued or that relate to Securities that have already been issued or agreed to be issued or are the subject of a pending offer at the time of such suspension or termination and
(c) in any event, this Agreement shall remain in full force and effect insofar as the third and fourth paragraphs of Section 2(b), Section 4(d), Section 4(e),
Section 5, Section 7 and Section 8 hereof are concerned.

          10. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Merrill Lynch & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower - 10th Floor, New York, New York 10281-1310, Facsimile Transmission No. (212) 449-2234, Attention: MTN Product Management, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 357-8680, Attention:
Credit Department, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 900 Richards Street, Honolulu, Hawaii 96813, Facsimile Transmission No. (808) 543-7966, Attention: Treasurer.

          11. This Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7 and Section 8 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

          12. Time shall be of the essence of this Agreement. As used herein, except as otherwise noted the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is normally open for business.

          13. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

          14. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with the Agents' understanding, please sign and return to the Company all counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                            Very truly yours,

                            Hawaiian Electric Industries, Inc.



                            By: /s/ Robert F. Mougeot
                                -------------------------------------
                                Title:  Financial Vice President and
                                        Chief Financial Officer


                            By: /s/ Constance H. Lau
                                -------------------------------------
                                Title:  Treasurer



Accepted in New York, New York,
 as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith
      Incorporated




By: /s/ N. L. Kenna
    -----------------------------
    Title:  Authorized Signatory



/s/ Goldman, Sachs & Co.
---------------------------------
  (Goldman, Sachs & Co.)

                                  SCHEDULE A

     As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Security equal to the principal amount of such Security multiplied by the appropriate percentage set forth below:



============================================================================================
                                                                   PERCENT OF PRINCIPAL
              MATURITY RANGES                                             AMOUNT
============================================================================================
From 9 months to less than 1 year                                         .125%
--------------------------------------------------------------------------------------------
From 1 year to less than 18 months                                        .150
--------------------------------------------------------------------------------------------
From 18 months to less than 2 years                                       .200
--------------------------------------------------------------------------------------------
From 2 years to less than 3 years                                         .250
--------------------------------------------------------------------------------------------
From 3 years to less than 4 years                                         .350
--------------------------------------------------------------------------------------------
From 4 years to less than 5 years                                         .450
--------------------------------------------------------------------------------------------
From 5 years to less than 6 years                                         .500
--------------------------------------------------------------------------------------------
From 6 years to less than 7 years                                         .550
--------------------------------------------------------------------------------------------
From 7 years to less than 10 years                                        .600
--------------------------------------------------------------------------------------------
From 10 years to less than 15 years                                       .625
--------------------------------------------------------------------------------------------
From 15 years to less than 20 years                                       .700
--------------------------------------------------------------------------------------------
From 20 years to 30 years                                                 .750
--------------------------------------------------------------------------------------------

                                                                         ANNEX I
     The following terms, to the extent applicable, shall be agreed to by the applicable Agent and the Company in connection with each sale of Securities:

     Name of Agent: _____________________
         Acting as principal
         Acting as agent for the Company

     Principal Amount:  $______________________
     Price to Public: ___% of the principal amount, plus accrued interest, if any, from ______
     Commission (or Discount):  ___% of the principal amount
     Purchase Price: ____%, plus accrued interest, if any, from _________

     Interest Rate:
       If Fixed Rate Note:
           Interest Rate:
           Interest Payment Date(s):
       If Floating Rate Note:
           Base Rate:
               If LIBOR:
                  LIBOR Reuters Page:
                  LIBOR Telerate Page:
           Initial Interest Rate:
           Spread or Spread Multiplier, if any:
           Initial Interest Reset Date:
           Interest Reset Date(s):
           Interest Payment Date(s):
           Interest Determination Date(s):
           Index Maturity:
           Maximum Interest Rate, if any:
           Minimum Interest Rate, if any:
           Interest Reset Period:
           Interest Payment Period:
           Calculation Agent:

     If Discount Note, terms:

     If Redeemable:
           Redemption Commencement Date:
           Initial Redemption Percentage:
           Annual Redemption Percentage Reduction:

     If Repayable:
           Optional Repayment Date(s):
           Repayment Provisions, if any:

     Original Issue Date:
     Stated Maturity Date:
     Settlement Date and Time:
     Additional Terms:

     Also, in connection with the purchase of Securities by one or more Agents as principal, agreement as to whether the following will be required:

     Officer's Certificate pursuant to Section 6(g) of the Distribution
     Agreement.
     Legal Opinions pursuant to Sections 6(b) and (c) of the Distribution Agreement.
     Comfort Letter pursuant to Section 6(d) of the Distribution Agreement. Stand-Off Agreement pursuant to Section 4(f) of the Distribution Agreement.

                                                                        ANNEX II


                      Hawaiian  Electric Industries, Inc.

                           ADMINISTRATIVE PROCEDURES
          for Fixed Rate and Floating Rate Medium-Term Notes, Series C
              Due From Nine Months to 30 Years From Date of Issue
                          (Dated as of April 27, 1999)

     Medium-Term Notes, Series C Due From Nine Months to 30 Years From Date of Issue (the "Notes") are to be offered on a continuous basis by Hawaiian Electric Industries, Inc., a Hawaii corporation (the "Company"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., and any other agent or agents appointed by the Company from time to time (each, an "Agent" and, collectively, the "Agents"), pursuant to a Distribution Agreement, dated April 27, 1999 (the "Distribution Agreement"), by and among the Company and the Agents. The Distribution Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents), in which case each such Agent will act as an agent of the Company in soliciting purchases of Notes.

     If agreed upon by the related Agent or Agents and the Company, Notes shall be purchased by such Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms, unless otherwise agreed to, shall, to the extent applicable, include those terms specified in Annex I to the Distribution Agreement, and be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed or sent by facsimile transmission to the Company).
If agreed upon by any Agent or Agents and the Company, the Agent or Agents, acting solely as agent or agents for the Company, and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

     The Notes will be issued under an Indenture, dated as of October 15, 1998, as amended, supplemented or modified from time to time, including by a Second Supplemental Indenture thereto dated as of April 1, 1999 relating to the Notes (collectively, the "Indenture"), between the Company and Citibank, N.A., as trustee (the "Trustee"). The Company has filed Registration Statements (as defined in the Distribution Agreement) with the Securities and Exchange Commission (the "Commission") registering the Notes. A pricing supplement to the Prospectus (as defined in the Distribution Agreement) setting forth the purchase price, interest rate or formula, maturity date and other terms of any Notes (as applicable) is herein referred to as a "Pricing Supplement."

     The Notes will either be issued (a) in book-entry form (each, a "Book-Entry Note") and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to the Trustee, as agent for The Depository Trust Company, New York, New York

("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser. Except in the limited circumstances described in the Prospectus or a Pricing Supplement, owners of beneficial interests in Book-Entry Notes will not be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests.


     General procedures relating to the issuance of all Notes are set forth in
Part I hereof. Book-Entry Notes will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Prospectus, the Indenture or the Notes, as the case may be.



                 PART I:  PROCEDURES OF GENERAL APPLICABILITY

Date of Issuance/Authentication:                 Each Note will be dated as of the date of its
                                                 authentication by the Trustee.  Each Note
                                                 shall also bear an original issue date (the
                                                 "Original Issue Date").  The Original Issue
                                                 Date shall remain the same for all Notes
                                                 subsequently issued upon transfer, exchange or
                                                 substitution of an original Note regardless of
                                                 their dates of authentication.

Maturities:                                      Each Note will mature on a date selected by
                                                 the purchaser and agreed to by the Company
                                                 that is not less than nine months nor more
                                                 than thirty years from its Original Issue Date
                                                 (the "Stated Maturity Date").

Currency/Denominations:                          Notes will be denominated in, and payments of
                                                 principal, premium, if any, and interest, if
                                                 any, in respect thereof will be made in, U.S.
                                                 dollars and the Notes will be issued in
                                                 denominations of $1,000 and integral multiples
                                                 thereof.

Registration:                                    The Notes will be issued only in fully
                                                 registered form.

Base Rates Applicable to
  Floating Rate Notes:                           Unless otherwise provided in the applicable
                                                 Pricing Supplement, Floating Rate Notes will
                                                 bear interest at a rate or rates determined by
                                                 reference to the CD Rate, the Commercial Paper
                                                 Rate, the Federal Funds Rate, LIBOR,

                                                 the Prime Rate, the Treasury Rate, or such
                                                 other interest rate basis or formula as may be
                                                 set forth in the applicable Pricing
                                                 Supplement, or by reference to two or more
                                                 such rates, as adjusted by the Spread and/or
                                                 Spread Multiplier, if any, applicable to such
                                                 Floating Rate Notes.

Redemption/Repayment:                            The Notes will be subject to redemption by the
                                                 Company on and after their respective
                                                 Redemption Commencement Dates, if any.
                                                 Redemption Commencement Dates, if any, will be
                                                 fixed at the time of sale and set forth in the
                                                 applicable Pricing Supplement and in the
                                                 applicable Note.  If no Redemption
                                                 Commencement Dates are indicated with respect
                                                 to a Note, such Note will not be redeemable at
                                                 the option of the Company prior to its Stated
                                                 Maturity Date.

                                                 The Notes will be subject to repayment at the
                                                 option of the Holders thereof in accordance
                                                 with the terms of the Notes on their
                                                 respective Optional Repayment Dates, if any.
                                                 Optional Repayment Dates, if any, will be
                                                 fixed at the time of sale and set forth in the
                                                 applicable Pricing Supplement and in the
                                                 applicable Note.  If no Optional Repayment
                                                 Dates are indicated with respect to a Note,
                                                 such Note will not be repayable at the option
                                                 of the Holder prior to its Stated Maturity
                                                 Date.

Calculation of Interest:                         In the case of Fixed Rate Notes, interest
                                                 (including payments for partial periods) will
                                                 be calculated and paid on the basis of a
                                                 360-day year of twelve 30-day months.

                                                 The interest rate on each Floating Rate Note
                                                 will be calculated by reference to the
                                                 specified Base Rate or Rates plus or minus the
                                                 applicable Spread, if any, and/or multiplied
                                                 by the applicable Spread Multiplier, if any.

                                                 Unless otherwise provided in the applicable

                                                 Pricing Supplement, accrued interest on each
                                                 Floating Rate Note will be calculated by
                                                 multiplying its principal amount by an accrued
                                                 interest factor.  Such accrued interest factor
                                                 is computed by adding the interest factors
                                                 calculated for each day in the period for
                                                 which accrued interest is being calculated.
                                                 Unless otherwise provided in the applicable
                                                 Pricing Supplement, the interest factor for
                                                 each such day is computed by dividing the
                                                 interest rate applicable to such day by 360 if
                                                 the CD Rate, Commercial Paper Rate, Federal
                                                 Funds Rate, LIBOR or Prime Rate is an
                                                 applicable Base Rate, or by the actual number
                                                 of days in the year if the Treasury Rate is an
                                                 applicable Base Rate.  The interest factor for
                                                 Floating Rate Notes for which the interest
                                                 rate is calculated with reference to two or
                                                 more Base Rates will be calculated in each
                                                 period in the same manner as if only the
                                                 lowest, highest or average of the applicable
                                                 Base Rates applied as specified in the
                                                 applicable Pricing Supplement.

Interest:                                        General.  Each Note will bear interest in
                                                 -------
                                                 accordance with its terms.  Unless otherwise
                                                 provided in the applicable Pricing Supplement,
                                                 interest on each Note will accrue from  and
                                                 including the Original Issue Date of such Note
                                                 for the first interest period or from and
                                                 including the most recent Interest Payment
                                                 Date to which interest has been paid or duly
                                                 made available for payment for all subsequent
                                                 interest periods, to but excluding the
                                                 applicable Interest Payment Date or the Stated
                                                 Maturity Date, Redemption Date or Optional
                                                 Repayment Date (each Stated Maturity Date,
                                                 Redemption Date or Optional Repayment Date is
                                                 referred to herein as a "Maturity").  Interest
                                                 on Notes will be payable in arrears to the
                                                 Holders of such Notes as of the Regular Record
                                                 Date for each Interest Payment Date and at
                                                 Maturity to the Person to whom the principal
                                                 of such Notes is payable.

                                                 If an Interest Payment Date or the Maturity
                                                 with respect to any Fixed Rate Note falls on a
                                                 day that is not a Business Day, the required
                                                 payment to be made on such day need not be
                                                 made on such day, but may be made on the next
                                                 succeeding Business Day with the same force
                                                 and effect as if made on such day  and no
                                                 interest shall accrue on such payment for the
                                                 period from and after such day to the next
                                                 succeeding Business Day.  If an Interest
                                                 Payment Date (other than at Maturity) with
                                                 respect to any Floating Rate Note would
                                                 otherwise fall on a day that is not a Business
                                                 Day, such Interest Payment Date will be
                                                 postponed to the next succeeding Business Day,
                                                 except that in the case of a LIBOR Note, if
                                                 such next succeeding Business Day falls in the
                                                 next succeeding calendar month, such Interest
                                                 Payment Date will be the immediately preceding
                                                 Business Day.  If the Maturity of a Floating
                                                 Rate Note falls on a day that is not a
                                                 Business Day, the required payment need not be
                                                 made on such day, but may be made on the next
                                                 succeeding Business Day as if made on the date
                                                 such payment was due, and no interest on such
                                                 payment shall accrue for the period from and
                                                 after such Maturity to the date of such
                                                 payment on the next succeeding Business Day.

                                                 Regular Record Dates.  Unless otherwise
                                                 --------------------
                                                 specified in an applicable Pricing Supplement,
                                                 the Regular Record Date with respect to any
                                                 Interest Payment Date for any Note shall be
                                                 the date 15 calendar days (whether or not a
                                                 Business Day) preceding such Interest Payment
                                                 Date.

                                                 Interest Payment Dates.  Interest payments
                                                 ----------------------
                                                 will be made at Maturity (with respect to the
                                                 principal then maturing) and on each Interest
                                                 Payment Date commencing with the first
                                                 Interest Payment Date following the Original
                                                 Issue Date; provided, however, the first
                                                             --------  -------

                                                 payment of interest on any Note originally
                                                 issued between a Regular Record Date and an
                                                 Interest Payment Date will occur on the
                                                 Interest Payment Date following the next
                                                 succeeding Regular Record Date.

                                                 Fixed Rate Notes.  Interest payments on Fixed
                                                 ----------------
                                                 Rate Notes (other than Original Issue Discount
                                                 Notes) will be made semiannually on April 10th
                                                 and October 10th of each year and at Maturity
                                                 with respect to the principal then maturing.

                                                 Floating Rate Notes.  Interest payments on
                                                 -------------------
                                                 Floating Rate Notes will be made as specified
                                                 in the Floating Rate Note.

Acceptance and Rejection of Offers               If agreed upon by any Agent and the Company,
 from Solicitations as Agents:                   then such Agent acting solely as agent for the
                                                 Company and not as principal will solicit
                                                 purchases of the Notes.  Each Agent will
                                                 communicate to the Company, orally or in
                                                 writing, each reasonable offer to purchase
                                                 Notes solicited by such Agent on an agency
                                                 basis, other than those offers rejected by
                                                 such Agent.  Each Agent has the right, in its
                                                 discretion reasonably exercised, to reject any
                                                 proposed purchase of Notes, as a whole or in
                                                 part, and any such rejection shall not be a
                                                 breach of such Agent's agreement contained in
                                                 the Distribution Agreement.  The Company has
                                                 the sole right to accept or reject any
                                                 proposed purchase of Notes, in whole or in
                                                 part, and any such rejection shall not be a
                                                 breach of the Company's agreement contained in
                                                 the Distribution Agreement.  Each Agent has
                                                 agreed to make reasonable efforts to assist
                                                 the Company in obtaining performance by each
                                                 purchaser whose offer to purchase Notes has
                                                 been solicited by such Agent and accepted by
                                                 the Company.

Preparation of Pricing Supplement:               If any offer to purchase a Note is accepted by
                                                 the Company, the Company will promptly

                                                 prepare a Pricing Supplement reflecting the
                                                 terms of such Note.  Information to be
                                                 included in the Pricing Supplement shall
                                                 include:

                                                 1.  the name of the Company;

                                                 2.  the title of the Notes;

                                                 3.  the date of the Pricing Supplement and the
                                                     date of the Prospectus to which the Pricing
                                                     Supplement relates;

                                                 4.  the name of the Presenting Agent (as
                                                     defined below);

                                                 5.  whether such Notes are being sold to the
                                                     Presenting Agent as principal or to an
                                                     investor or other purchaser through the
                                                     Presenting Agent acting as agent for the
                                                     Company;

                                                 6.  with respect to Notes sold to the Presenting
                                                     Agent as principal, whether such Notes will be
                                                     resold by the Presenting Agent to investors and
                                                     other purchasers at (i) a fixed public offering
                                                     price of a specified percentage of their principal
                                                     amount or (ii) at varying prices related to
                                                     prevailing market prices at the time of resale to
                                                     be determined by the Presenting Agent;

                                                 7.  with respect to Notes sold to an investor or other
                                                     purchaser through the Presenting Agent acting as
                                                     agent for the Company, whether such Notes will be
                                                     sold at (i) 100% of their principal amount or (ii)
                                                     a specified percentage of their principal amount;

                                                 8.  the Presenting Agent's discount or
                                                     commission;

                                                 9.  net proceeds to the Company;

                                                 10. the information with respect to the terms of the
                                                     Notes set forth below (whether or not the applicable
                                                     Note is a Book-Entry Note)

                                                       under "Procedures for Book-Entry Notes
                                                       Settlement Procedures," items (ii), (iii),
                                                       (vii), (viii) and (ix); and

                                                 11.  any other terms of the Notes material to
                                                      investors or other purchasers of the Notes not
                                                      otherwise specified in the Prospectus.

                                                 The Company shall use its reasonable best
                                                 efforts to send such Pricing Supplement by
                                                 electronic mail, telecopy or overnight express
                                                 (for delivery by the close of business on the
                                                 applicable trade date, but in no event later
                                                 than noon, New York City time, on the Business
                                                 Day next following the trade date) to the
                                                 Agent that made or presented the offer to
                                                 purchase the applicable Note (the "Presenting
                                                 Agent") at the following address:

                                                 If to Merrill Lynch & Co.:

                                                       Tritech Services
                                                       40 Colonial Drive
                                                       Piscataway, New Jersey  08854
                                                       Attn:  Prospectus Operations/Nachman
                                                              Kimerling
                                                       Tel:  (908) 885-2758
                                                       Telecopy:  (908) 885-2774/5/6

                                                 also, for record keeping purposes, please send
                                                 a copy to:

                                                       Merrill Lynch & Co., Merrill Lynch,
                                                       Pierce, Fenner & Smith Incorporated
                                                       World Financial Center
                                                       North Tower, 10th Floor
                                                       New York, New York  10281-1310
                                                       Attn:  MTN Product Management
                                                       Telephone:  (212) 449-7476
                                                       Telecopy:  (212) 449-2234
                                                       E-Mail Address: rich_wnek@ml.com

                                                  with a copy to:


                                                       Winthrop, Stimson, Putnam & Roberts

                                                        One Battery Park Plaza
                                                        New York, New York  10004
                                                        Attention:  David P. Falck, Esq.
                                                        Telecopy: (212) 858-1500
                                                        E-Mail Address: falckd@winstim.com

                                                 If to Goldman, Sachs & Co.:

                                                        Goldman, Sachs & Co.
                                                        85 Broad Street
                                                        New York, New York  10004
                                                        Attn: Karen Robertson
                                                        27th Floor
                                                        Telephone:  (212) 902-1482
                                                        Telecopy:  (212) 902-0658

                                                 In each instance that a Pricing Supplement is
                                                 prepared, the Presenting Agent will provide a
                                                 copy of such Pricing Supplement to each
                                                 investor or purchaser of the relevant Notes or
                                                 its agent.  Pursuant to Rule 434 ("Rule 434")
                                                 of the Securities Act of 1933, as amended, the
                                                 Pricing Supplement may be delivered separately
                                                 from the Prospectus.  Outdated Pricing
                                                 Supplements (other than those retained for
                                                 files) will be destroyed.

Settlement:                                      The receipt of immediately available funds by
                                                 the Company in payment for a Note and the
                                                 authentication and delivery of such Note
                                                 shall, with respect to such Note, constitute
                                                 "settlement."  Offers accepted by the Company
                                                 will be settled in three Business Days, or at
                                                 such time as the purchaser, the applicable
                                                 Agent and the Company shall agree, pursuant to
                                                 the timetable for settlement set forth in
                                                 Parts II and III hereof under "Settlement
                                                 Procedures" with respect to Book-Entry Notes
                                                 and Certificated Notes, respectively (each
                                                 such date fixed for settlement is hereinafter
                                                 referred to as a "Settlement Date").  If
                                                 procedures A and B of the applicable
                                                 Settlement Procedures with respect to a
                                                 particular offer are not completed on or
                                                 before the time set forth under the
                                                 "Settlement Procedures Timetable," such offer

                                                 shall not be settled until the Business Day
                                                 following the completion of Settlement
                                                 Procedures A and B or such later date as the
                                                 purchaser and the Company shall agree.

                                                 In the event of a purchase of Notes by an
                                                 Agent as principal, appropriate settlement
                                                 details will be pursuant to the timetable for
                                                 settlement set forth in Parts II and III
                                                 hereof under "Settlement Procedures" with
                                                 respect to Book-Entry Notes and Certificated
                                                 Notes, respectively, or otherwise as agreed
                                                 between the Agent and the Company.

Procedure for Changing Rates or                  When a decision has been reached to change the
 Other Variable Terms:                           interest rate or any other variable term on
                                                 any Notes being sold by the Company, the
                                                 Company will promptly advise the Agents by
                                                 facsimile transmission and such Agents will
                                                 forthwith suspend solicitation of offers to
                                                 purchase such Notes.  The Agent or Agents will
                                                 telephone the Company with recommendations as
                                                 to the changed interest rates or other
                                                 variable terms.  At such time as the Company
                                                 advises the Agents of the new interest rates
                                                 or other variable terms, such Agents may
                                                 resume solicitation of offers to purchase such
                                                 Notes.  Until such time only "indications of
                                                 interest" may be recorded.  Immediately after
                                                 acceptance by the Company of an offer to
                                                 purchase Notes at a new interest rate or new
                                                 variable term, the Company, the Presenting
                                                 Agent and the Trustee shall follow the
                                                 procedures set forth under the "Settlement
                                                 Procedures."

Suspension of Solicitation; Amendment or         The Company may instruct the Agents to suspend
 Supplement:                                     solicitation of offers to purchase Notes at
                                                 any time.  Each Agent receiving such
                                                 instructions will forthwith suspend
                                                 solicitation of offers to purchase Notes from
                                                 the Company until such time as the Company has
                                                 advised the Agents that solicitation of offers
                                                 to purchase may be resumed.  If the Company
                                                 decides to amend or supplement any of the
                                                 Registration

                                                 Statements (including incorporating any
                                                 documents by reference therein) or the
                                                 Prospectus (other than to change interest
                                                 rates or other variable terms with respect to
                                                 the offering of the Notes), it will promptly
                                                 advise each Agent and will furnish each Agent
                                                 and counsel to the Agents with copies of the
                                                 proposed amendment or supplement (including
                                                 any document proposed to be incorporated by
                                                 reference therein but excluding any Pricing
                                                 Supplements unless otherwise provided herein).
                                                 One copy of such filed document, along with a
                                                 copy of the cover letter sent to the
                                                 Commission, will be delivered, mailed,
                                                 telecopied or e-mailed to Merrill Lynch & Co.
                                                 at MTN Product Management, North Tower, World
                                                 Financial Center, 10th Floor, New York, New
                                                 York 10281-1310, Telecopy: (212) 449-2234,
                                                 E-Mail Address: rich_wnek@ml.com and to
                                                 Goldman, Sachs & Co. at Credit Department,
                                                 Credit Control-Medium Term Notes, 85 Broad
                                                 Street, New York, New York 10004, Telecopy:
                                                 (212) 902-3000.  For record keeping purposes,
                                                 one copy of each such amendment or supplement
                                                 shall also be delivered, mailed, telecopied or
                                                 e-mailed to Winthrop, Stimson, Putnam &
                                                 Roberts, One Battery Park Plaza, New York, New
                                                 York 10004, Attention: David P. Falck, Esq.,
                                                 Telecopy: (212) 858-1500, E-Mail Address:
                                                 falckd@winstim.com.

                                                 In the event that at the time the solicitation
                                                 of offers to purchase Notes from the Company
                                                 is suspended (other than to change interest
                                                 rates or other variable terms) there are any
                                                 offers to purchase Notes that have been
                                                 accepted by the Company that have not been
                                                 settled, the Company will promptly advise the
                                                 Agents and the Trustee whether such offers may
                                                 be settled and whether copies of the
                                                 Prospectus as theretofore amended and/or
                                                 supplemented as in effect at the time of the
                                                 suspension may be delivered in connection with
                                                 the settlement of such offers.  The Company
                                                 will have the sole

                                                 responsibility for such decision and for any
                                                 arrangements that may be made in the event
                                                 that the Company determines that such offers
                                                 may not be settled or that copies of such
                                                 Prospectus may not be so delivered.
Delivery of Prospectus and Applicable
 Pricing Supplement:                             A copy of the most recent Prospectus and the
                                                 applicable Pricing Supplement, which pursuant
                                                 to Rule 434 may be delivered separately from
                                                 the Prospectus, must accompany or precede the
                                                 earlier of (a) the written confirmation of a
                                                 sale sent to an investor or other purchaser or
                                                 his agent and (b) the delivery of Notes to an
                                                 investor or other purchaser or his agent.

Authenticity of Signatures:                      The Agents will have no obligation or
                                                 liability to the Company or the Trustee in
                                                 respect of the authenticity of the signature
                                                 of any officer, employee or agent of the
                                                 Company or the Trustee on any Note.

Documents Incorporated by Reference:             The Company shall supply the Agents with an
                                                 adequate supply of all documents incorporated
                                                 by reference in the Registration Statements
                                                 and the Prospectus.

Business Day:                                    "Business Day" means, unless otherwise
                                                 specified in the applicable Pricing
                                                 Supplement, any day other than a Saturday or
                                                 Sunday, or any other day on which banks in The
                                                 City of New York (and, with respect to LIBOR
                                                 Notes, is also a London Business Day), are
                                                 generally required or authorized by law or
                                                 executive order to close.  "London Business
                                                 Day" means any day on which dealings in
                                                 deposits in U.S. dollars are transacted in the
                                                 London interbank market.

                   PART II:  PROCEDURES FOR BOOK-ENTRY NOTES

     In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated April 27, 1999, and a Medium-Term Note Certificate Agreement, dated June 11, 1993, between the Trustee and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                        All Fixed Rate Notes issued as Book-Entry
                                                 Notes having the same Original Issue Date,
                                                 interest rate, Stated Maturity Date and
                                                 redemption and/or repayment terms
                                                 (collectively, the "Fixed Rate Terms") will be
                                                 represented initially by a single Global Note
                                                 and all Floating Rate Notes issued as
                                                 Book-Entry Notes having the same Original
                                                 Issue Date, Base Rate (which may be the
                                                 Commercial Paper Rate, the Treasury Rate,
                                                 LIBOR, the CD Rate, the Federal Funds Rate,
                                                 the Prime Rate or any other rate set forth in
                                                 the applicable Pricing Supplement by the
                                                 Company), Initial Interest Rate, Index
                                                 Maturity, Spread or Spread Multiplier, if any,
                                                 Minimum Interest Rate, if any, Maximum
                                                 Interest Rate, if any, Stated Maturity Date,
                                                 redemption and/or repayment terms, if any,
                                                 Initial Interest Reset Date, Interest Reset
                                                 Date(s) and Interest Determination Date(s)
                                                 (collectively, the "Floating Rate Terms") will
                                                 be represented initially by a single Global
                                                 Note.

                                                 For other variable terms with respect to the
                                                 Fixed Rate Notes and Floating Rate Notes, see
                                                 the Prospectus and the applicable Pricing
                                                 Supplement.

Identification:                                  The Company has arranged with the CUSIP
                                                 Service Bureau of Standard & Poor's (the
                                                 "CUSIP Service Bureau") for the reservation of
                                                 one series of CUSIP numbers, which series
                                                 consists of approximately 900 CUSIP numbers
                                                 which have been reserved for and relating to
                                                 Book-Entry Notes and the Company has delivered
                                                 to the Trustee and DTC such list of such CUSIP
                                                 numbers.  The Company will assign CUSIP
                                                 numbers to Book-Entry Notes as described below
                                                 under Settlement Procedure B.

                                                 DTC will notify the CUSIP Service Bureau
                                                 periodically of the CUSIP numbers that the
                                                 Company has assigned to Book-Entry Notes.  The
                                                 Trustee will notify the Company at any time
                                                 when fewer than 100 of the reserved CUSIP
                                                 numbers remain unassigned to Book-Entry Notes,
                                                 and, if it deems necessary, the Company will
                                                 reserve additional CUSIP numbers for
                                                 assignment to Book-Entry Notes.  Upon
                                                 obtaining such additional CUSIP numbers, the
                                                 Company will deliver a list of such additional
                                                 numbers to the Trustee and DTC.  Book-Entry
                                                 Notes having an aggregate principal amount in
                                                 excess of $200,000,000 and otherwise required
                                                 to be represented by the same Global Note will
                                                 instead be represented by two or more Global
                                                 Notes that shall all be assigned the same
                                                 CUSIP number.

Registration:                                    Each Global Note will be registered in the
                                                 name of Cede & Co., as nominee for DTC, on the
                                                 register maintained by the Trustee under the
                                                 Indenture.  The beneficial owner of a
                                                 Book-Entry Note (i.e., an owner of a
                                                 beneficial interest in a Global Note) (or one
                                                 or more indirect participants in DTC
                                                 designated by such owner) will designate one
                                                 or more participants in DTC (with respect to
                                                 such Book-Entry Note, the "Participants") to
                                                 act as agent for such beneficial owner in
                                                 connection with the book-entry system
                                                 maintained by DTC, and DTC will record in
                                                 book-entry form, in accordance with
                                                 instructions provided by such Participants, a
                                                 credit balance with respect to such Book-Entry
                                                 Note in the account of such Participants.  The
                                                 ownership interest of such beneficial owner in
                                                 such Book-Entry Note will be recorded through
                                                 the records of such Participants or through
                                                 the separate records of such Participants and
                                                 one or more indirect participants in DTC.

Transfers:                                       Transfers of beneficial interests in a Global
                                                 Note will be accomplished by book entries


                                                 made by DTC and, in turn, by Participants (and
                                                 in certain cases, one or more indirect
                                                 participants in DTC) acting on behalf of
                                                 beneficial transferors and transferees of such
                                                 Global Note.

Exchanges:                                       The Trustee may deliver to DTC and the CUSIP
                                                 Service Bureau at any time a written notice
                                                 specifying (a) the CUSIP numbers of two or
                                                 more Global Notes outstanding on such date
                                                 that represent Book-Entry Notes having the
                                                 same Fixed Rate Terms or Floating Rate Terms,
                                                 as the case may be (but not the same Original
                                                 Issue Dates), and for which interest has been
                                                 paid to the same date; (b) a date, occurring
                                                 at least 30 days after such written notice is
                                                 delivered and at least 30 days before the next
                                                 Interest Payment Date for the related
                                                 Book-Entry Notes, on which such Global Notes
                                                 shall be exchanged for a single replacement
                                                 Global  Note; and (c) a new CUSIP number,
                                                 obtained from the Company, to be assigned to
                                                 such replacement Global Note.  Upon receipt of
                                                 such a notice, DTC will send to its
                                                 Participants (including the Trustee) a written
                                                 reorganization notice to the effect that such
                                                 exchange will occur on such date.  Prior to
                                                 the specified exchange date, the Trustee will
                                                 deliver to the CUSIP Service Bureau written
                                                 notice setting forth such exchange date and
                                                 the new CUSIP number and stating that, as of
                                                 such exchange date, the CUSIP numbers of the
                                                 Global Notes to be exchanged will no longer be
                                                 valid.  On the specified exchange date, the
                                                 Trustee will exchange such Global Notes for a
                                                 single Global Note bearing the new CUSIP
                                                 number and the CUSIP numbers of the exchanged
                                                 Global Notes will, in accordance with CUSIP
                                                 Service Bureau procedures, be cancelled and
                                                 not immediately reassigned.  Notwithstanding
                                                 the foregoing, if the Global Notes to be
                                                 exchanged exceed $200,000,000 in aggregate
                                                 principal amount, one replacement Global Note
                                                 will be authenticated and issued to represent
                                                 $200,000,000 in aggregate principal

                                                 amount of the exchanged Global
                                                 Notes and an additional Global
                                                 Note or Notes will be
                                                 authenticated and issued to
                                                 represent any remaining
                                                 principal amount of such Global
                                                 Notes (see "Denominations"
                                                 below).

Denominations:                                   Book-Entry Notes will be issued
                                                 in denominations of $1,000 and
                                                 integral multiples in excess
                                                 thereof of $1,000 unless
                                                 otherwise set forth in the
                                                 applicable Prospectus
                                                 Supplement. Global Notes will
                                                 be denominated in principal
                                                 amounts not in excess of
                                                 $200,000,000. If one or more
                                                 Book-Entry Notes having an
                                                 aggregate principal amount in
                                                 excess of $200,000,000 would,
                                                 but for the preceding sentence,
                                                 be represented by a single
                                                 Global Note, then one Global
                                                 Note will be issued to
                                                 represent $200,000,000
                                                 principal amount of such Book-
                                                 Entry Note or Notes and an
                                                 additional Global Note or Notes
                                                 will be issued to represent any
                                                 remaining principal amount of
                                                 such Book-Entry Note or Notes.
                                                 In such a case, each of the
                                                 Global Notes representing such
                                                 Book-Entry Note or Notes shall
                                                 be assigned the same CUSIP
                                                 number.

Payments of Principal, Premium,                  Payments of Interest Only.
                                                 -------------------------
    if any, and Interest:                        Promptly after each Regular
                                                 Record Date, the Trustee will
                                                 deliver to the Company and DTC
                                                 a written notice specifying by
                                                 CUSIP number the amount of
                                                 interest to be paid on each
                                                 Book-Entry Note on the
                                                 following Interest Payment Date
                                                 (other than an Interest Payment
                                                 Date coinciding with Maturity)
                                                 and the total of such amounts.
                                                 DTC will confirm the amount
                                                 payable on each Book-Entry Note
                                                 on such Interest Payment Date
                                                 by reference to the daily bond
                                                 reports published by Standard &
                                                 Poor's. On such Interest
                                                 Payment Date, the Company will
                                                 pay to the Trustee in
                                                 immediately available funds,
                                                 and the Trustee in turn will
                                                 pay to DTC, such total amount
                                                 of interest due (other than at
                                                 Maturity), at the times and in
                                                 the manner set forth below
                                                 under "Manner of

                                                 Payment."

                                                 Notice of Interest Rates.
                                                 ------------------------
                                                 Promptly after each Interest
                                                 Determination Date for Floating
                                                 Rate Notes issued as Book-Entry
                                                 Notes, the Calculation Agent
                                                 will notify each of Moody's
                                                 Investors Service, Inc. and
                                                 Standard & Poor's of the
                                                 interest rates determined as of
                                                 such Interest Determination
                                                 Date.

                                                 Payments at Maturity. On or
                                                 --------------------
                                                 about the first Business Day of
                                                 each month, the Trustee will
                                                 deliver to the Company and DTC
                                                 a written list of principal,
                                                 interest and premium, if any,
                                                 to be paid on each Book-Entry
                                                 Note maturing or otherwise
                                                 becoming due in the following
                                                 month. The Trustee, the Company
                                                 and DTC will confirm the
                                                 amounts of such principal,
                                                 premium and interest payments
                                                 with respect to a Book-Entry
                                                 Note on or about the fifth
                                                 Business Day preceding the
                                                 Maturity of such Book-Entry
                                                 Note. At such Maturity, the
                                                 Company will pay to the Trustee
                                                 in immediately available funds,
                                                 and the Trustee in turn will
                                                 pay to DTC, the principal
                                                 amount of such Note, together
                                                 with interest and premium, if
                                                 any, due at such Maturity, at
                                                 the times and in the manner set
                                                 forth below under "Manner of
                                                 Payment." Promptly after
                                                 payment to DTC of the
                                                 principal, interest and
                                                 premium, if any, due at the
                                                 Maturity of such Book-Entry
                                                 Note, the Trustee will cancel
                                                 the Global Note representing
                                                 such Book-Entry Note and
                                                 deliver it to the Company with
                                                 an appropriate debit advice. On
                                                 the first Business Day of each
                                                 month, the Trustee will deliver
                                                 to the Company a written
                                                 statement indicating the total
                                                 principal amount of outstanding
                                                 Book-Entry Notes as of the
                                                 immediately preceding Business
                                                 Day.

                                                 Manner of Payment.  The total
                                                 -----------------
                                                 amount of any principal,
                                                 premium, if any, and interest
                                                 due on Book-Entry Notes on any
                                                 Interest Payment Date or at
                                                 Maturity shall be paid by the

                                                 Company to the Trustee in funds
                                                 available for use by the
                                                 Trustee no later than noon, New
                                                 York City time, on such date.
                                                 The Company will make such
                                                 payment on such Book-Entry
                                                 Notes by instructing the
                                                 Trustee to withdraw funds from
                                                 an account maintained by the
                                                 Company at the Trustee or by
                                                 making such payment to an
                                                 account specified by the
                                                 Trustee. The Company will
                                                 confirm such instructions in
                                                 writing to the Trustee. As soon
                                                 as possible thereafter, the
                                                 Trustee will pay by separate
                                                 wire transfer (using Fedwire
                                                 message entry instructions in a
                                                 form previously specified by
                                                 DTC) to an account at the
                                                 Federal Reserve Bank of New
                                                 York previously specified by
                                                 DTC, in funds available for
                                                 immediate use by DTC, each
                                                 payment of interest, principal
                                                 and premium, if any, due on a
                                                 Book-Entry Note on such date.
                                                 Thereafter on such date, DTC
                                                 will pay, in accordance with
                                                 its SDFS operating procedures
                                                 then in effect, such amounts in
                                                 funds available for immediate
                                                 use to the respective
                                                 Participants in whose names
                                                 such Book-Entry Notes are
                                                 recorded in the book-entry
                                                 system maintained by DTC.
                                                 Neither the Company nor the
                                                 Trustee shall have any
                                                 responsibility or liability for
                                                 the payment by DTC of the
                                                 principal of, premium, if any,
                                                 or interest on, the Book-Entry
                                                 Notes to such Participants.

                                                 Withholding Taxes. The amount
                                                 -----------------
                                                 of any taxes required under
                                                 applicable law to be withheld
                                                 from any interest payment on a
                                                 Book-Entry Note will be
                                                 determined and withheld by the
                                                 Participant, indirect
                                                 participant in DTC or other
                                                 Person responsible for
                                                 forwarding payments and
                                                 materials directly to the
                                                 beneficial owner of such Book-
                                                 Entry Note.

Settlement Procedures:                           Settlement Procedures with
                                                 regard to each Book-Entry Note
                                                 sold by an Agent, as agent of
                                                 the Company, or purchased by an
                                                 Agent, as principal, will be as
                                                 follows:

                                           A.  The Presenting Agent will advise
                                               the Company by telephone,
                                               confirmed by facsimile, of the
                                               following settlement information:

                                               1.  Taxpayer identification
                                                   number of the purchaser.

                                               2.  Principal amount.

                                               3.  Fixed Rate Notes:

                                                   (a)  interest rate;

                                                   (b)  interest payment
                                                        dates; and

                                                   (c)  whether such Fixed Rate
                                                        Note is being issued as
                                                        a Discount Note and, if
                                                        so, the terms thereof.

                                                   Floating Rate Notes:

                                                   (a)  base rate;

                                                   (b)  initial interest rate;

                                                   (c)  spread or spread
                                                        multiplier, if any;

                                                   (d)  interest rate reset
                                                        dates;

                                                   (e)  interest rate reset
                                                        period;

                                                   (f)  interest payment dates;

                                                   (g)  interest payment
                                                        period;

                                                   (h)  index maturity;

                                                   (i)  calculation agent;

                                                   (j)  maximum interest rate,
                                                        if any;

                                                   (k)  minimum interest rate,
                                                        if any;

                                                   (l)  calculation date;

                                                    (m)  interest determination
                                                         dates; and

                                                    (n)  whether such Floating
                                                         Rate Note is being
                                                         issued as a Discount
                                                         Note and, if so, the
                                                         terms thereof.

                                                4.  Price to public of such
                                                    Book-Entry Note (or whether
                                                    such Note is being offered
                                                    at varying prices relating
                                                    to prevailing market prices
                                                    at time of resale as
                                                    determined by the Presenting
                                                    Agent).

                                                5.  Trade Date.

                                                6.  Settlement Date (Original
                                                    Issue Date).

                                                7.  Stated Maturity Date.

                                                8.  Redemption provisions, if
                                                    any, including: Redemption
                                                    Commencement Date, Initial
                                                    Redemption Percentage and
                                                    Annual Redemption Percentage
                                                    Reduction.

                                                9.  Optional Repayment Date(s)
                                                    and repayment provisions, if
                                                    any.

                                                10. Net proceeds to the
                                                    Company.

                                                11. Presenting Agent's discount
                                                    or commission (determined
                                                    in accordance with Schedule
                                                    A to the Distribution
                                                    Agreement).

                                                12. Name of Presenting Agent
                                                    (and whether such Note is
                                                    being sold to the
                                                    Presenting Agent as
                                                    principal or to an investor
                                                    or other purchaser through
                                                    the Presenting Agent acting
                                                    as agent for the Company).

                                                13. Such other information
                                                    specified with respect to
                                                    such Note (whether by
                                                    Addendum or otherwise).

                                            B.  The Company will assign a CUSIP
                                                number to the Global Note
                                                representing such Book-Entry
                                                Note and then advise the Trustee
                                                by facsimile transmission or
                                                other electronic transmission of
                                                the above settlement information
                                                received from the Presenting
                                                Agent, such CUSIP number and the
                                                name of the Presenting Agent.

                                            C.  The Trustee will communicate to
                                                DTC and the Presenting Agent
                                                through DTC's Participant
                                                Terminal System, a pending
                                                deposit message specifying the
                                                following settlement
                                                information:

                                                1.  The information set forth in
                                                    Settlement Procedure A.

                                                2.  Identification numbers of
                                                    the participant accounts
                                                    maintained by DTC on behalf
                                                    of the Trustee and the
                                                    Presenting Agent.

                                                3.  Identification of the Global
                                                    Note as a Fixed Rate Note or
                                                    Floating Rate Note.

                                                4.  Initial Interest Payment
                                                    Date for such Global Note,
                                                    number of days by which such
                                                    date succeeds the related
                                                    record date for DTC purposes
                                                    (or, in the case of Floating
                                                    Rate Notes which reset daily
                                                    or weekly, the date five
                                                    calendar days preceding the
                                                    Interest Payment Date) and,
                                                    if then calculable, the
                                                    amount of interest payable
                                                    on such Interest Payment
                                                    Date (which amount shall
                                                    have been confirmed by the
                                                    Trustee).

                                                5.  CUSIP number of the Global
                                                    Note representing such Book-
                                                    Entry Note.

                                                6.  Whether such Global Note
                                                    represents any other Book-
                                                    Entry Notes.

                                                7.  The Company or the Trustee
                                                    will advise the Presenting
                                                    Agent by telephone of the
                                                    CUSIP number of the Global
                                                    Note representing such Book-
                                                    Entry Note.

                                                DTC will arrange for each
                                                pending deposit message
                                                described above to be
                                                transmitted to Standard &
                                                Poor's, which will use the
                                                information in the message to
                                                include certain terms of the
                                                related Book-Entry Note in the
                                                appropriate daily bond report
                                                published by Standard & Poor's.

                                            D.  The Company will complete and
                                                deliver to the Trustee a Global
                                                Note representing such Book-
                                                Entry Note in a form that has
                                                been approved by authorized
                                                officers of the Company pursuant
                                                to the Indenture, the Agents and
                                                the Trustee.

                                            E.  The Trustee will authenticate
                                                the Global Note representing
                                                such Book-Entry Note.

                                            F.  DTC will credit such Book-Entry
                                                Note to the participant account
                                                of the Trustee maintained by
                                                DTC.

                                            G.  The Trustee will enter an SDFS
                                                deliver order through DTC's
                                                Participant Terminal System
                                                instructing DTC (i) to debit
                                                such Book-Entry Note to the
                                                Trustee's participant account
                                                and credit such Book-Entry Note
                                                to the participant account of
                                                the Presenting Agent maintained
                                                by DTC and (ii) to debit the
                                                settlement account of the
                                                Presenting Agent and credit the
                                                settlement account of the
                                                Trustee maintained by DTC, in an
                                                amount equal to the price of
                                                such Book-Entry Note less such
                                                Presenting Agent's discount or
                                                commission. Any entry of such a
                                                deliver order shall be deemed to
                                                constitute a representation and
                                                warranty by the Trustee
                                                to DTC that (i) the Global Note
                                                representing such Book-Entry
                                                Note has been issued and
                                                authenticated and (ii) the
                                                Trustee is holding such Global
                                                Note pursuant to the Certificate
                                                Agreement.

                                            H.  In the case of Book-Entry Notes
                                                sold through the Presenting
                                                Agent, as agent, the Presenting
                                                Agent will enter an SDFS deliver
                                                order through DTC's Participant
                                                Terminal System instructing DTC
                                                (i) to debit such Book-Entry
                                                Note to the Presenting Agent's
                                                participant account and credit
                                                such Book-Entry Note to the
                                                participant account of the
                                                Participants maintained by DTC
                                                and (ii) to debit the settlement
                                                accounts of such Participants
                                                and credit the settlement
                                                account of the Presenting Agent
                                                maintained by DTC in an amount
                                                equal to the initial public
                                                offering price of such Book-
                                                Entry Note.

                                            I.  Transfers of funds in accordance
                                                with SDFS deliver orders
                                                described in Settlement
                                                Procedures G and H will be
                                                settled in accordance with SDFS
                                                operating procedures in effect
                                                on the Settlement Date.

                                            J.  Upon receipt of such funds, the
                                                Trustee will credit to an
                                                account of the Company
                                                maintained at the Trustee or pay
                                                to an account otherwise
                                                specified by the Company funds
                                                available for immediate use in
                                                the amount transferred to the
                                                Trustee in accordance with
                                                Settlement Procedure G.

                                            K.  The Trustee will send a copy of
                                                the Global Note by first class
                                                mail to the Company together
                                                with a statement setting forth
                                                the total principal amount of
                                                Notes of each series that have
                                                been issued under the Indenture
                                                (whether or not Outstanding) as
                                                of the related Settlement Date,
                                                the
                                                principal amount of Notes
                                                Outstanding as of the related
                                                Settlement Date after giving
                                                effect to such transaction and
                                                all other offers to purchase
                                                Notes of which the Company has
                                                advised the Trustee but that
                                                have not yet been settled.

                                            L.  In the case of Book-Entry Notes
                                                sold through the Presenting
                                                Agent, as agent, the Presenting
                                                Agent will confirm the purchase
                                                of such Book-Entry Note to the
                                                investor or other purchaser
                                                either by transmitting to the
                                                Participant with respect to such
                                                Book-Entry Note a confirmation
                                                order through DTC's Participant
                                                Terminal System or by mailing a
                                                written confirmation to such
                                                investor or other purchaser.

Settlement Procedures Timetable:            For offers to purchase Book-Entry
                                            Notes accepted by the Company,
                                            Settlement Procedures "A" through
                                            "L" set forth above shall be
                                            completed as soon as possible but
                                            not later than the respective times
                                            (New York City time) set forth
                                            below:




                                            Settlement
                                            Procedure       Time
                                            ---------       ----

                                            A               11:00 a.m. on the
                                                            trade date or within
                                                            one hour following
                                                            the trade
                                            B               12:00 noon on the
                                                            trade date or within
                                                            one hour following
                                                            the trade
                                            C               No later than the
                                                            close of business on
                                                            the trade date
                                            D               3:00 p.m. on the
                                                            Business Day before
                                                            the Settlement Date
                                            E               9:00 a.m. on
                                                            Settlement Date
                                            F               10:00 a.m. on
                                                            Settlement Date
                                            G-H             No later than 2:00
                                                            p.m.

                                                            on Settlement Date
                                            I               4:00 p.m. on
                                                            Settlement Date
                                            J-L             5:00 p.m. on
                                                            Settlement Date

                                            If a sale is to be settled more than
                                            one Business Day after the trade
                                            date, Settlement Procedures A, B,
                                            and C may, if necessary, be
                                            completed at any time prior to the
                                            specified times on the first
                                            Business Day after such trade date.
                                            In connection with a sale that is to
                                            be settled more than one Business
                                            Day after the trade date, if the
                                            Initial Interest Rate for a Floating
                                            Rate Note is not known at the time
                                            that Settlement Procedure A is
                                            completed, Settlement Procedures B
                                            and C shall be completed as soon as
                                            such rates have been determined, but
                                            no later than noon and 2:00 p.m.,
                                            New York City time, respectively, on
                                            the second Business Day before the
                                            Settlement Date. Settlement
                                            Procedure I is subject to extension
                                            in accordance with any extension of
                                            Fedwire closing deadlines and in the
                                            other events specified in the SDFS
                                            operating procedures in effect on
                                            the Settlement Date.

                                            If settlement of a Book-Entry Note
                                            is rescheduled or cancelled, the
                                            Trustee will deliver to DTC, through
                                            DTC's Participant Terminal System, a
                                            cancellation message to such effect
                                            by no later than 5:00 p.m., New York
                                            City time, on the Business Day
                                            immediately preceding the scheduled
                                            Settlement Date.

Failure to Settle:                          If the Trustee fails to enter an
                                            SDFS deliver order with respect to a
                                            Book-Entry Note pursuant to
                                            Settlement Procedure G, the Trustee
                                            may deliver to DTC, through DTC's
                                            Participant Terminal System, as soon
                                            as practicable a withdrawal message
                                            instructing DTC to debit such Book-
                                            Entry Note to the participant
                                            account of the Trustee maintained at
                                            DTC. DTC will process the withdrawal
                                            message, provided that such
                                            participant account contains a
                                            principal amount of the Global Note
                                            representing such Book-Entry Note
                                            that is at least equal to the
                                            principal amount to be debited. If
                                            withdrawal messages are processed
                                            with respect to all the Book-Entry
                                            Notes represented by a Global Note,
                                            the Trustee will mark such Global
                                            Note "cancelled", make appropriate
                                            entries in its records and send such
                                            cancelled Global Note to the
                                            Company. The CUSIP number assigned
                                            to such Global Note shall, in
                                            accordance with CUSIP Service Bureau
                                            procedures, be cancelled and not
                                            immediately reassigned. If
                                            withdrawal messages are processed
                                            with respect to a portion of the
                                            Book-Entry Notes represented by a
                                            Global Note, the Trustee will
                                            exchange such Global Note for two
                                            Global Notes, one of which shall
                                            represent the Book-Entry Notes for
                                            which withdrawal messages are
                                            processed and shall be cancelled
                                            immediately after issuance, and the
                                            other of which shall represent the
                                            other Book-Entry Notes previously
                                            represented by the surrendered
                                            Global Note and shall bear the CUSIP
                                            number of the surrendered Global
                                            Note. In the case of any Book-Entry
                                            Note sold through the Presenting
                                            Agent, as agent, if the purchase
                                            price for any Book-Entry Note is not
                                            timely paid to the Participants with
                                            respect to such Book-Entry Note by
                                            the beneficial purchaser thereof (or
                                            a person, including an indirect
                                            participant in DTC, acting on behalf
                                            of such purchaser), such
                                            Participants and, in turn, the
                                            related Presenting Agent may enter
                                            SDFS deliver orders through DTC's
                                            Participant Terminal System
                                            reversing the orders entered
                                            pursuant to Settlement Procedures G
                                            and H, respectively. Thereafter, the
                                            Trustee will deliver the withdrawal
                                            message and take the related actions
                                            described in the preceding
                                            paragraph. If such failure has
                                            occurred for any reason other than
                                            default by the applicable Presenting
                                            Agent to perform its obligations
                                            hereunder or under the  Distribution

                                            Agreement, the Company will
                                            reimburse such Presenting Agent on
                                            an equitable basis for its loss of
                                            the use of funds during the period
                                            when the funds were credited to the
                                            account of the Company.

                                            Notwithstanding the foregoing, upon
                                            any failure to settle with respect
                                            to a Book-Entry Note, DTC may take
                                            any actions in accordance with its
                                            SDFS operating procedures then in
                                            effect. In the event of a failure to
                                            settle with respect to a Book-Entry
                                            Note that was to have been
                                            represented by a Global Note also
                                            representing other Book-Entry Notes,
                                            the Trustee will provide, in
                                            accordance with Settlement
                                            Procedures D and E, for the
                                            authentication and issuance of a
                                            Global Note representing such
                                            remaining Book-Entry Notes and will
                                            make appropriate entries in its
                                            records.

                 PART III:  PROCEDURES FOR CERTIFICATED NOTES

Denominations:                              Certificated Notes will be issued in
                                            denominations of $1,000 and integral
                                            multiples of $1,000 in excess
                                            thereof unless otherwise indicated
                                            in the applicable Pricing
                                            Supplement.


Payments of Principal, Premium,             Upon presentment and delivery of the
     if any, and Interest:                  Certificated Note, the Trustee
                                            upon receipt of immediately
                                            available funds from the Company
                                            will pay the principal amount of
                                            each Certificated Note at Maturity
                                            and premium, if any, and the final
                                            installment of interest in
                                            immediately available funds. All
                                            interest payments on a Certificated
                                            Note, other than interest due at
                                            Maturity, will be made at the
                                            Corporate Trust Office; provided,
                                            however, that such payment of
                                            interest may be made, at the option
                                            of the Company by check to the
                                            address of the person entitled
                                            thereto as such address shall appear
                                            in the Security Register.
                                            Notwithstanding the foregoing,
                                            holders of ten million dollars or
                                            more in aggregate principal
                                            amount of Certificated Notes having
                                            the same Interest Payment Dates
                                            shall, at the option of the Company,
                                            be entitled to receive payments of
                                            interest (other than at Maturity) by
                                            wire transfer of immediately
                                            available funds if appropriate wire
                                            transfer instructions have been
                                            received in writing by the Trustee
                                            not less than 15 days prior to the
                                            applicable Interest Payment Date
                                            (any such wire transfer instructions
                                            received by the Trustee shall remain
                                            in effect until revoked by such
                                            Holder).


                                            The Trustee will provide monthly to
                                            the Company a list of the principal,
                                            premium, if any, and interest to be
                                            paid on Certificated Notes maturing
                                            in the next succeeding month. The
                                            Trustee will be responsible for
                                            withholding taxes on interest paid
                                            as required by applicable law, but
                                            shall be relieved from any such
                                            responsibility if it acts in good
                                            faith and in reliance upon an
                                            opinion of counsel.

                                            Certificated Notes presented to the
                                            Trustee at Maturity for payment will
                                            be cancelled by the Trustee. All
                                            cancelled Certificated Notes held by
                                            the Trustee shall be destroyed, and
                                            the Trustee shall furnish to the
                                            Company a certificate with respect
                                            to such destruction.

Settlement Procedures:                      Settlement Procedures with regard to
                                            each Certificated Note purchased by
                                            an Agent, as principal, or through
                                            an Agent, as agent, shall be as
                                            follows:

                                            A.  The Presenting Agent will advise
                                                the Company by telephone,
                                                confirmed by facsimile, of the
                                                following settlement information
                                                with regard to each Certificated
                                                Note:

                                                1.  Exact name in which the
                                                    Certificated Note(s) is
                                                    (are) to be registered (the
                                                    "Registered Owner").

                                                2.  Exact address or addresses
                                                    of the

                                                    Registered Owner for
                                                    delivery, notices and
                                                    payments of principal,
                                                    premium, if any, and
                                                    interest.

                                                3.  Taxpayer identification
                                                    number of the Registered
                                                    Owner.

                                                4.  Principal amount.

                                                5.  Authorized denomination.

                                                6.  Fixed Rate Notes:

                                                    (a)  interest rate;

                                                    (b)  interest payment dates;
                                                         and

                                                    (c)  whether such Fixed Rate
                                                         Note is being issued as
                                                         a Discount Note and, if
                                                         so, the terms thereof.

                                                    Floating Rate Notes:

                                                    (a)  base rate;

                                                    (b)  initial interest rate;

                                                    (c)  spread or spread
                                                         multiplier, if any;

                                                    (d)  interest rate reset
                                                         dates;

                                                    (e)  interest rate reset
                                                         period;

                                                    (f)  interest payment dates;

                                                    (g)  interest payment
                                                         period;

                                                    (h)  index maturity;

                                                    (i)  calculation agent;

                                                    (j)  maximum interest rate,
                                                         if any;

                                                    (k)  minimum interest rate,
                                                         if any;

                                                    (l)  calculation date;

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

                                                    (m)  interest determination
                                                         dates; and

                                                    (n)  whether such Floating
                                                         Rate Note is being
                                                         issued as a Discount
                                                         Note and, if so, the
                                                         terms thereof.

                                                7.  Price to public of such
                                                    Certificated Note (or
                                                    whether such Note is being
                                                    offered at varying prices
                                                    relating to prevailing
                                                    market prices at time of
                                                    resale as determined by the
                                                    Presenting Agent).

                                                8.  Trade Date.

                                                9.  Settlement Date (Original
                                                    Issue Date).

                                                10. Stated Maturity Date.

                                                11. Net proceeds to the
                                                    Company.

                                                12. Presenting Agent's discount
                                                    or commission (determined
                                                    in accordance with Schedule
                                                    A to the Distribution
                                                    Agreement).

                                                13. Redemption provisions, if
                                                    any, including: Redemption
                                                    Commencement Date, Initial
                                                    Redemption Percentage and
                                                    Annual Redemption
                                                    Percentage Reduction.

                                                14. Optional Repayment Date(s)
                                                    and repayment provisions,
                                                    if any.

                                                15. Name of Presenting Agent
                                                    (and whether such Note is
                                                    being sold to the
                                                    Presenting Agent as
                                                    principal or to an investor
                                                    or other purchaser through
                                                    the Presenting Agent acting
                                                    as agent for the Company).

                                                16. Such other information
                                                    specified with respect to
                                                    such Note (whether by
                                                    Addendum or otherwise).

                                            B.  After receiving such settlement
                                                information from the Presenting
                                                Agent, the Company will advise
                                                the Trustee of the above
                                                settlement information by
                                                facsimile transmission confirmed
                                                by telephone. The Company will
                                                cause the Trustee to issue,
                                                authenticate and deliver the
                                                Certificated Notes.

                                            C.  The Trustee will complete the
                                                preprinted 4-ply Certificated
                                                Note packet containing the
                                                following documents in forms
                                                approved by the Company, the
                                                Presenting Agent and the Trustee
                                                consistent with the Indenture,
                                                and will make three copies
                                                thereof (herein called "Stub 1,"
                                                "Stub 2" and "Stub 3"):

                                                 1.  Certificated Note with the
                                                     Presenting Agent's
                                                     confirmation, if traded on
                                                     a principal basis, or the
                                                     Presenting Agent's customer
                                                     confirmation, if traded on
                                                     an agency basis.

                                                 2.  Stub 1 - for Trustee.

                                                 3.  Stub 2 - for Presenting
                                                     Agent.

                                                 4.  Stub 3 - for the Company.

                                            D.  With respect to each trade, the
                                                Trustee will deliver the
                                                Certificated Notes and Stub 2
                                                thereof to the Presenting Agent
                                                at the following applicable
                                                address: If to Merrill Lynch &
                                                Co. to Merrill Lynch, Pierce,
                                                Fenner & Smith Incorporated,
                                                Merrill Lynch Money Markets
                                                Clearance, 55 Water Street,
                                                Concourse Level, N.S.C.C.
                                                Window, New York, New York
                                                10041, Attention: Al Mitchell,
                                                and if to Goldman, Sachs & Co.
                                                to Goldman, Sachs & Co., 85
                                                Broad Street, New York, New York
                                                10004, Michael Mosely, 6th
                                                Floor. The Trustee will keep
                                                Stub 1. The Presenting Agent
                                                will acknowledge receipt of the
                                                Certificated Note through a
                                                broker's receipt and will
                                                keep Stub 2. Delivery of the
                                                Certificated Note will be made
                                                only against such acknowledgment
                                                of receipt. Upon determination
                                                that the Certificated Note has
                                                been authorized, delivered and
                                                completed as aforementioned, the
                                                Presenting Agent will wire the
                                                net proceeds of the Certificated
                                                Note after deduction of its
                                                applicable discount or
                                                commission to the Company
                                                pursuant to standard wire
                                                instructions given by the
                                                Company.

                                            E.  In the case of Certificated
                                                Notes sold through the
                                                Presenting Agent, as agent, the
                                                Presenting Agent will deliver
                                                the Certificated Note (with
                                                confirmations), as well as a
                                                copy of the Prospectus and the
                                                applicable Pricing Supplement or
                                                Supplements received from the
                                                Trustee to the purchaser against
                                                payment in immediately available
                                                funds.

                                            F.  The Trustee will send Stub 3 to
                                                the Company.

Settlement Procedures Timetable:            For offers to purchase Certificated
                                            Notes accepted by the Company,
                                            Settlement Procedures "A" through
                                            "F" set forth above shall be
                                            completed as soon as possible
                                            following the trade but not later
                                            than the respective times (New York
                                            City time) set forth below:


                                            Settlement
                                            Procedure      Time
                                            ---------

                                            A               11:00 a.m. on the
                                                            trade date or within
                                                            one hour following
                                                            the trade
                                            B               12:00 noon on the
                                                            trade date or within
                                                            one hour following
                                                            the trade

                                            C-D             2:15 p.m. on
                                                            Settlement Date
                                            E               3:00 p.m. on
                                                            Settlement Date
                                            F               5:00 p.m. on
                                                            Settlement Date

Failure to Settle:                          In the case of Certificated Notes
                                            sold through the Presenting Agent,
                                            as agent, in the event that a
                                            purchaser of a Certificated Note
                                            from the Company either fails to
                                            accept delivery of or make payment
                                            for a Certificated Note on the
                                            Settlement Date, the Presenting
                                            Agent will forthwith notify the
                                            Trustee and the Company by
                                            telephone, confirmed in writing, and
                                            return such Certificated Note and
                                            related stub to the Trustee.

                                            The Trustee, upon receipt of the
                                            Certificated Note and related stub
                                            from the Presenting Agent, will
                                            immediately advise the Company and
                                            the Company will promptly arrange to
                                            credit the account of the Presenting
                                            Agent in an amount of immediately
                                            available funds equal to the amount
                                            previously paid by such Presenting
                                            Agent in settlement for such
                                            Certificated Note. Such credits will
                                            be made on the Settlement Date if
                                            possible, and in any event not later
                                            than the Business Day following the
                                            Settlement Date; provided that the
                                            Company has received notice on the
                                            same day. If such failure has
                                            occurred for any reason other than
                                            failure by such Presenting Agent to
                                            perform its obligations hereunder or
                                            under the Distribution Agreement,
                                            the Company will reimburse such
                                            Presenting Agent on an equitable
                                            basis for its loss of the use of
                                            funds during the period when the
                                            funds were credited to the account
                                            of the Company. Immediately upon
                                            receipt of the Certificated Note in
                                            respect of which the failure
                                            occurred, the Trustee will cancel
                                            and destroy the Certificated Note
                                            (and related stubs), make
                                            appropriate entries in its records
                                            to reflect the fact that the
                                            Certificated Note was never issued,
                                            and accordingly notify
                                            in writing the Company.

                                                                       ANNEX III



                              Accountants' Letter
                              -------------------

          Pursuant to Section 4(j) and Section 6(d), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder.

     (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and incorporated by reference in the Registration Statements or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder.

     (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modifications should be made for them to be in conformity with generally accepted accounting principles;

               (B) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (C) as of the date of the latest available financial statements of the Company and at a subsequent date not more than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock under the Company's Dividend Reinvestment and Stock Purchase Plan, Employee Stock Ownership Plan, Retirement Savings Plan, Stock Option and Incentive Plans or other similar plans, and the incurrence of capital stock issuance expenses) of the Company or in the preferred stock or other securities of the Company's subsidiaries, or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decreases in consolidated net assets of the Company and its subsidiaries or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

               (D) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus ending as of the date of the latest available financial statements of the Company and at a subsequent date referred to in clause (C) there were any decreases in consolidated revenues or operating profit or basic per share amounts of consolidated net income of the Company or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases that the Prospectus discloses have occurred or may occur or that are described in such letter;

     (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents that are derived from the general accounting records of the Company and its subsidiaries, that appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, any of the Registration Statements specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to an agreement to purchase Securities as principal requiring the delivery of such letter under Section 4(j) thereof.

                                       2